EXHIBIT 32.1

CERTIFICATION PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

by the
Chief Executive Officer and Chief Financial Officer

          In connection with the Quarterly Report of LION, Inc., a Washington corporation (the “Company”), on Form 10-QSB for the period ended June 30, 2007 as filed with the Securities and Exchange Commission (the “Report”), each of David Stedman, Interim Chief Executive Officer, and Steve Thomson, Chief Financial Officer, of the Company, hereby certifies pursuant to §906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

INTERIM CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

/s/ David Stedman	/s/ Steve Thomson

David Stedman	Steve Thomson

August 14, 2007	August 14, 2007